As filed with the Securities and Exchange Commission on February 26, 2016

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	171	[ X ]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	172	[ X ]

(Check appropriate box or boxes.)

Direxion Funds

(Exact name of Registrant as Specified in Charter)

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 35th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Eric S. Purple
Rafferty Asset Management, LLC	K&L Gates LLP
1301 Avenue of the Americas (6th Avenue)	1601 K Street, NW
35th Floor	Washington, DC 20006
New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on February 29, 2016 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectuses and Statements of Additional Information for the Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and the Direxion Indexed CVT Strategy Fund;

Part C of Form N-1A;

Signature Page; and

Exhibits.

Direxion Funds
Prospectus
1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511
www.direxioninvestments.com
Direxion Indexed Commodity Strategy Fund
Class A (DXCTX)
Class C (DXSCX)
Institutional Class (DXCIX)
Direxion Indexed Managed Futures Strategy Fund
Class A (DXMAX)
Class C (DXMCX)
Institutional Class (DXMIX)
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
February 29, 2016

Summary Section
Direxion Indexed Commodity Strategy Fund
Investment Objective
The Direxion Indexed Commodity Strategy Fund (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index (the "Index").
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information on these and other discounts is available from your financial professional and in the sections titled “Class A and Class C Shares” beginning on page 23 of the Fund’s prospectus and “Class A Shares” beginning on page 43 of the Fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% (1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of purchase, if applicable)	1.00%	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (Operating Services Fees)(2)	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%
(1)	If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.
(2)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, Rule 12b-1distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$775	$954	$1,249	$2,085
Class C Shares	$313	$658	$1,129	$2,431
Institutional Class	$112	$350	$606	$1,340
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$680	$954	$1,249	$2,085
Class C Shares	$213	$658	$1,129	$2,431
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund is managed to track the performance of the Index, which seeks to reflect trends in the commodity futures markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through its Subsidiary, primarily invests in a
1	Direxion Funds Prospectus

combination of commodity futures and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded funds (“ETFs”) and other investment companies that provide exposure to commodities and fixed income securities that are described below. Each of the Financial Instruments may be positioned either long or flat (no position) based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted.
The Fund will invest in the Subsidiary. When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Fund. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity and financial futures, options, and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same Investment Company Act of 1940, as amended, asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the SAI. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund may also invest in fixed income securities that include short-term U.S. government securities, short-term investment grade fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity of less than 397 days. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. The Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.
The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary.
The Auspice Broad Commodity Index attempts to capture trends in the commodity markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts, or “components.” As a result of the Index’s methodology, the Index may at times have leveraged exposure to one or more sectors. The Index rebalances the position size of each component monthly. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 12 components of the Index is positioned either long or flat (no position) by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a component from long to flat, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The 12 components are grouped into 3 sectors with the following percentage allocations as of February 1, 2016: (1) Agriculture: 6%; (2) Energy: 0%; and (3) Metals: 0%. The remaining 94% of the allocation represents the components that the Index has positioned as flat or no position. This amount is invested in fixed income securities. The Index on a rolling basis will replace expiring futures contracts based on an optimization process that selects a contract from the universe of all exchange-traded futures contracts within the next 13 month period.
The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and therefore, the Fund may change the position in a component from a long position to being flat, or vice versa, as frequently as daily based on the prevailing trends of the component’s price. For example, the Index may change the position in a component from a long position to being flat if there is a reversal in that component's price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may change the position in a component from a long position to being flat, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.
The Auspice Broad Commodity Index is the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index name are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Indexed Commodity Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no
Direxion Funds Prospectus	2

circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.
Principal Investment Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.
Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Agriculture Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. Investments in, and/or exposure to, the agriculture sector may be highly volatile and may change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would materially affect an investment in the Fund if it held or had exposure to that commodity.
Commodity-Linked Derivatives Risk — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.
Counterparty Risk — The Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, asset class, or index without actually purchasing those securities or investments. The use of Financial Instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Derivatives Risk — The Fund uses investment techniques, including investments in swaps and futures contracts, which may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use swaps on the Index to track the performance of the Index. The performance of the swap on the Index may not track the performance of the Index due to fees and other costs associated with a swap agreement. Thus, if the Fund utilizes a swap on the Index, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used other derivatives such as futures contracts to track the Index. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties
3	Direxion Funds Prospectus

is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
Energy Commodity Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. Exposure to the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would materially impact the Fund is it had exposure to that commodity.
Futures Strategy Risk — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities or Financial Instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or Financial Instruments at a time when it may be disadvantageous to do so.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or Financial Instruments not included in the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Leverage Risk — To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts, options and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Metals Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would materially impact the Fund’s performance.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt
Direxion Funds Prospectus	4

instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Other Investment Companies (including ETFs) Risk— The Fund may invest in the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Subsidiary Investment Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.
Tax Risk — The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31)
and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”) based on the analysis in numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.
Volatility Risk — The performance of the Fund is designed to correlate to the performance of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Class A shares and does not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table shows how the Fund’s average annual returns, including a sales charge, for the one-year , five-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxioninvestments.com /mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Until February 1, 2012, the Fund sought investment results, before fees and expenses, that tracked the performance of the Alpha Financial Technologies Commodity Trends Indicator. As of February 1, 2012, the Fund began to seek investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
5	Direxion Funds Prospectus

Direxion Indexed Commodity Strategy Fund –
Class A Shares
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.59% for the quarter ended December 31, 2010 and its lowest calendar quarter return was -16.56% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2015 was -14.52%.
Average Annual Total Returns (for the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (6/10/2008)
Direxion Indexed Commodity Strategy Fund – Class A Shares
Return Before Taxes	-19.23%	-13.10%	-9.36%
Return After Taxes on Distributions	-19.23%	-13.10%	-9.48%
Return After Taxes on Distributions and Sale of Fund Shares	-10.88%	-9.25%	-6.52%
Direxion Indexed Commodity Strategy Fund – Class C Shares
Return Before Taxes	-15.23%	-12.74%	-9.67%
Direxion Indexed Commodity Strategy Fund – Institutional Class
Return Before Taxes	-14.36%	-11.91%	-9.11%
Auspice Broad Commodity Index (reflects no deduction for fees, expenses or taxes)	-13.45%	-5.38%	-0.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.88%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in June 2008	Portfolio Manager
Tony Ng	Since 2010	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Indexed Commodity Strategy Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans; Traditional, ROTH and Spousal individual retirement accounts)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Funds Prospectus	6

Direxion Indexed Managed Futures Strategy Fund
Investment Objective
The Direxion Indexed Managed Futures Strategy Fund (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Managed Futures Index (the "Index").
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information on these and other discounts is available from your financial professional and in the sections titled “Class A and Class C Shares” beginning on page 23 of the Fund’s prospectus and “Class A Shares” beginning on page 43 of the Fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% (1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of purchase, if applicable)	1.00%	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses (Operating Services Fees)(2)	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.53%	2.28%	1.28%
(1)	If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.
(2)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, Rule 12b-1distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$792	$1,007	$1,338	$2,273
Class C Shares	$331	$712	$1,220	$2,615
Institutional Class	$130	$406	$702	$1,545
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$1,007	$1,338	$2,273
Class C Shares	$231	$712	$1,220	$2,615
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund is managed to track the performance of the Index, which seeks to reflect trends in the commodity, currency and financial futures markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through its Subsidiary, primarily invests in a combination of (long and short) commodity, currency and financial futures and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded funds (“ETFs”) and other investment companies that provide exposure to commodities and fixed income securities that
7	Direxion Funds Prospectus

are described below. Each of the Financial Instruments may be positioned either long or short based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted. The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.
The Fund will invest in the Subsidiary. When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Fund. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity, currency and financial futures, options, and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same Investment Company Act of 1940, as amended, asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the SAI. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund may also invest in fixed income securities that include short-term U.S. government securities, short-term investment grade fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity of less than 397 days. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. The Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.
The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary.
The Auspice Managed Futures Index aims to capture trends in the commodity, currency and financial markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts, or “components.” The 21 components are grouped into 5 sectors with the following percentage allocations as of February 1, 2016: (1) Agriculture: 32%; (2) Interest Rates: 18%; (3) Energy: 10%; (4) Currencies: 20%; and (5) Metals: 20%. As a result of the Index’s methodology, the Index may at times have leveraged exposure to one or more sectors. The Index may rebalance the position size of each component monthly. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 21 components of the Index is positioned either long or short by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The Index incorporates dynamic risk management and contract rolling methods, meaning that the Index will replace expiring futures contracts based on an optimization process that selects the best contract from the universe of all exchange-traded futures contracts within the next 13 month period. The Index was created to yield a benchmark value of 1000 on January 1, 2000.
The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and the Fund may position a component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the component’s price. For example, the Index may position a component from long to short if there is a reversal in that component’s price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may modify its position from long to short, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.
The Auspice Managed Futures Index is the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index name are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Indexed Managed Futures Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.
Direxion Funds Prospectus	8

Principal Investment Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.
Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Agriculture Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. Investments in, and/or exposure to, the agriculture sector may be highly volatile and may change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would materially affect an investment in the Fund if it held or had exposure to that commodity.
Commodity-Linked Derivatives Risk — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.
Counterparty Risk — The Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, asset class, or index without actually purchasing those securities or investments. The use of Financial Instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value and total return than if the Fund held a more diversified number of currencies.
Currency Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency held by the Fund could decline, which would materially affect an investment in the Fund if the Fund held that currency.
Derivatives Risk — The Fund uses investment techniques, including investments in swaps and futures contracts, which may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The
9	Direxion Funds Prospectus

use of derivatives may expose the Fund to additional risks such as counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use swaps on the Index to track the performance of the Index. The performance of the swap on the Index may not track the performance of the Index due to fees and other costs associated with a swap agreement. Thus, if the Fund utilizes a swap on the Index, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used other derivatives such as futures contracts to track the Index. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
Emerging Markets Risk — Investing in, and/or having exposure to, emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
Energy Commodity Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. Exposure to the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would materially impact the Fund is it had exposure to that commodity.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Futures Strategy Risk — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities or Financial Instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or Financial Instruments at a time when it may be disadvantageous to do so.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or Financial Instruments not included in the Index. Activities surrounding Index reconstitutions and other Index rebalancing
Direxion Funds Prospectus	10

or reconstitution events may hinder the Fund’s ability to meet its investment objective.
Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Leverage Risk — To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts, options and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Metals Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would materially impact the Fund’s performance.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Other Investment Companies (including ETFs) Risk— The Fund may invest in the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Shorting Securities Risk - The Fund may engage in short sale transactions to achieve its investment objective. Short sales are designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities, ETFs or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. A Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a Fund sells the security and
11	Direxion Funds Prospectus

buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, the Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
Subsidiary Investment Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.
Tax Risk — The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”) based on the analysis in numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.
Volatility Risk — The performance of the Fund is designed to correlate to the performance of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Class A shares and does not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table shows how the Fund’s average annual returns, including a sales charge, for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxioninvestments.com /mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Until February 1, 2012, the Fund sought investment results, before fees and expenses, that tracked the performance of the Alpha Financial Technologies Commodity Trends Indicator. As of February 1, 2012, the Fund began to seek investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Direxion Indexed Managed Futures Strategy Fund –
Class A Shares
Calendar Year Total Return as of December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 12.55% for the quarter ended December 31, 2014 and its lowest calendar quarter return was -7.06% for the quarter ended June 30, 2015. The year-to-date return as of December 31, 2015 was -8.82%.
Direxion Funds Prospectus	12

Average Annual Total Returns (for the periods ended December 31, 2015)
	1 Year	Since Inception (2/1/2012)
Direxion Indexed Managed Futures Strategy Fund – Class A Shares
Return Before Taxes	-13.84%	-1.87%
Return After Taxes on Distributions	-13.84%	-1.89%
Return After Taxes on Distributions and Sale of Fund Shares	-7.83%	-1.41%
Direxion Indexed Managed Futures Strategy Fund – Class C Shares
Return Before Taxes	-9.54%	-1.20%
Direxion Indexed Managed Futures Strategy Fund – Institutional Class
Return Before Taxes	-8.60%	-0.20%
Auspice Managed Futures Index (reflects no deduction for fees, expenses or taxes)	-7.26%	1.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	14.15%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2012	Portfolio Manager
Tony Ng	Since Inception in February 2012	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion
Indexed Managed Futures Strategy Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans; Traditional, ROTH and Spousal individual retirement accounts)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
13	Direxion Funds Prospectus

Overview of the Funds
This Prospectus relates to the Class A, Class C and Institutional Class shares of the Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”) and the Direxion Indexed Managed Futures Strategy Fund (the “Futures Fund”), (each a “Fund” and collectively, the “Funds”) each a series of the Direxion Funds (the “Trust”). Rafferty Asset Management, LLC, (“Rafferty” or “Adviser”) serves as the investment adviser to the Funds. Rafferty uses a number of investment techniques in an effort to achieve the investment objective for each Fund. There is no assurance that each Fund will achieve its investment objective.
Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Funds.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.
Direxion Indexed Commodity Strategy Fund
Principal Investment Strategy. The Commodity Fund seeks investment results generally comparable to the performance of the Auspice Broad Commodity Index, which seeks to reflect trends in the commodities futures markets. The Commodity Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion CTS Fund (the “CTS Subsidiary”). When viewed on a consolidated basis, the CTS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Fund. The Commodity Fund, directly and/or indirectly through the CTS Subsidiary, invests in a combination of swap agreements and futures contracts (collectively, “Financial Instruments”). The Commodity Fund may invest directly in certain Financial Instruments, exchange-traded funds (“ETFs”) and other investment companies that provide exposure to commodities and fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity less than 397 days. The Commodity Fund’s portfolio is expected to consist principally of securities.
The Commodity Fund will invest in the CTS Subsidiary. The Commodity Fund’s investment in the CTS Subsidiary may not exceed 25% of the value of its total assets, as measured at the end of the quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The CTS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Commodity Fund. The Commodity Fund invests in the CTS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The CTS Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the CTS Subsidiary’s derivatives positions. Unlike the Commodity Fund, the CTS Subsidiary may invest without limitation in commodity-linked derivatives, though the CTS Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Fund’s transactions in these instruments. To the extent applicable, the CTS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Commodity Fund is the sole shareholder of the CTS Subsidiary and does not expect shares of the CTS Subsidiary to be offered or sold to other investors.
The Commodity Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Defensive Policy. The Commodity Fund pursues its investment objective regardless of the market conditions and generally does not take defensive positions.
Direxion Indexed Managed Futures Strategy Fund
The Futures Fund is managed to track the performance of the Auspice Managed Futures Index, which seeks to reflect trends in the commodity, currencies and financial futures markets. The Futures Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion MFS Fund (the “MFS Subsidiary”). When viewed on a consolidated basis, the MFS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Futures Fund. The Futures Fund, directly and/or indirectly through its MFS Subsidiary, primarily
Direxion Funds Prospectus	14

invests in a combination of (long and short) commodity, currency and financial futures, commodity-related swap agreements (collectively, “Financial Instruments”). The Futures Fund may invest directly in certain Financial Instruments, ETFs and other investment companies that provide exposure to commodities and fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity of less than 397 days. The Futures Fund’s portfolio is expected to consist principally of securities.
The Futures Fund will invest in the MFS Subsidiary. The Futures Fund’s investment in the MFS Subsidiary may not exceed 25% of the value of its total assets at the end of any quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The MFS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Futures Fund. The Futures Fund invests in the MFS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The MFS Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Futures Fund, the MFS Subsidiary may invest without limitation in commodity-linked derivatives, though the MFS Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Futures Fund’s transactions in these instruments. To the extent applicable, the MFS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Futures Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the SAI. The Futures Fund is the sole shareholder of the MFS Subsidiary and does not expect shares of the MFS Subsidiary to be offered or sold to other investors.
The Futures Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Defensive Policy. The Futures Fund pursues its investment objective regardless of the market conditions and generally does not take defensive positions.
15	Direxion Funds Prospectus

Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that a Fund will achieve its investment objective. In addition, a Fund presents some risks not traditionally associated with most mutual funds and ETFs. It is important that investors closely review and understand these risks before making an investment in a Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide including the Funds. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Indexed Commodity Strategy Fund	Direxion Indexed Managed Futures Strategy Fund
Active and Frequent Trading Risk	X	X
Aggressive Investment Techniques Risk	X	X
Agriculture Investment Risk	X	X
Commodity-Linked Derivatives Risk	X	X
Counterparty Risk	X	X
Currency Exchange Rate Risk		X
Currency Investment Risk		X
Derivatives Risk	X	X
Emerging Markets Risk		X
Energy Commodity Risk	X	X
Foreign Securities Risk		X
Futures Strategy Risk	X	X
Index Correlation/Tracking Risk	X	X
Interest Rate Risk		X
Investment Risk	X	X
Leverage Risk	X	X
Market Risk	X	X
Metals Investment Risk	X	X
Money Market Instrument Risk	X	X
Non-Diversification Risk	X	X
Other Investment Companies (including ETFs) Risk	X	X
Regulatory Risk	X	X
Shorting Securities Risk		X
Subsidiary Investment Risk	X	X
Tax Risk	X	X
Volatility Risk	X	X
Active and Frequent Trading Risk
Engaging in active and frequent trading, leads to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed by a Fund.
Adverse Market Conditions Risk
A Fund is designed to correlate to the performance of its underlying index; as a result, a Fund’s performance will suffer during conditions which are adverse to a Fund’s investment objective. For example, if its underlying index has risen, then a Fund’s performance should rise. Conversely, if its underlying index has fallen, then a Fund’s performance also should fall.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Agriculture Investment Risk
Investments in, and/or exposure to, the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending may impact the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an
Direxion Funds Prospectus	16

agricultural commodity could decline, which would affect an investment in a Fund if it held or had exposure to that commodity.
Commodity-Linked Derivatives Risk
The value of a commodity-linked derivative investment is typically based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.
Counterparty Risk
A Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, asset class, or index without actually purchasing those securities or investments. The use of Financial Instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may not receive the full amount it is entitled to receive. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objectives. A Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, a Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on a Fund's net asset value ("NAV") and total return than if a Fund held a more diversified number of currencies.
Currency Investment Risk
The performance of a Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that a Fund cannot control, such as the possibility that exchange controls could be imposed or modified, the overall growth and performance of the local economies, the trade and current account balance between the relevant countries, wars, major disasters and other unforeseeable events. In addition, the official sector consists of central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold foreign currencies as part of their reserve assets. The official sector holds a significant amount of foreign currencies that can be mobilized in the open market. In the event that future economic, political or social conditions or pressures require members of the official sector to buy or sell their currency simultaneously or in an uncoordinated manner, the demand for that foreign currency might not be sufficient to accommodate the sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would materially affect an investment in a Fund if it held that currency.
Derivatives Risk
A Fund uses investment techniques, including investment in derivatives, such as swaps and futures contracts, that may be considered aggressive. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective. A Fund may use swaps on its respective underlying index to track the performance of such underlying index. The performance of the swap on an underlying index may not track the performance of the underlying index due to fees and other costs associated with a swap agreement. Thus, if a Fund utilizes a swap on its underlying index, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if the Fund used other derivatives such as futures contracts to track the underlying index. Any financing, borrowing or other costs
17	Direxion Funds Prospectus

associated with using derivatives may also have the effect of lowering a Fund’s return. In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
Emerging Markets Risk
Investments in, and/or exposure to, emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times. Additionally, emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information.
Energy Commodity Risk
A Fund may gain exposure to energy commodities, such as oil, gasoline and natural gas. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that a Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in a Fund if it held that commodity.
Foreign Securities Risk
Investments in, and/or exposure to, foreign instruments may involve greater risks than investing in domestic instruments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. In addition, key information about an issuer, security or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, transaction costs may be higher, and there may be less trading volume and liquidity in foreign instruments, subjecting the instruments to greater price fluctuations. As a result, a Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Futures Strategy Risk
Successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.
Index Correlation/Tracking Risk
There can be no guarantee that a Fund will achieve a high degree of correlation with its investment objective relative to its underlying index. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its underlying index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, accounting standards and significant purchase and redemption activity by Fund shareholders or illiquidity in the markets for the securities or derivatives held by a Fund. A Fund may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, a Fund may invest in securities or financial instruments not included in the underlying index. Activities surrounding index reconstitutions and other index repositioning or reconstitution events may hinder a Fund’s ability to meet its investment objective.
Direxion Funds Prospectus	18

Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return. Changes or volatility in interest rates may adversely affect the performance of a Fund. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Leverage Risk
For each Fund to achieve its investment objective, a Fund obtains investment exposure in excess of its assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a similar fund that does not utilize leverage. The use of leverage may magnify the effects of changes in the value of a Fund and make them more volatile. The leveraged investment techniques that a Fund may employ could cause investors in the Fund to lose more money in adverse market environments.
Market Risk
The value of a Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in a Fund. The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the security’s value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased. Continuing market volatility may have an adverse effect on a Fund.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on a Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Metals Investment Risk
The performance of a Fund is in part linked to the daily performance of the spot price of gold, silver and copper. Prices of gold, silver or other metals, and of gold, silver and other metal related securities, historically have been very volatile. Additionally, the securities of companies in the mining and metals sector have had a history of marked volatility. This may be due to a number of factors, including the changes in inflation, the outlook for inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments.
Further, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. As a result of these conditions, the price of a metal could decline, which would adversely affect an investment in a Fund if it held that metal.
Money Market Instrument Risk
A Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect
19	Direxion Funds Prospectus

to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Other Investment Companies (including ETFs) Risk
Investment in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations. As a shareholder, a Fund must rely on the investment company or ETF to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, thus affecting a Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting a Fund’s performance.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
There is no guarantee that each Fund will be permitted to continue to indirectly invest in commodity-linked derivatives through their respective Subsidiaries.
Shorting Securities Risk
A Fund may engage in short sales to achieve its investment objective. Short sales are designed to earn a Fund a profit from the decline in the price of particular securities, baskets of securities, ETFs or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. A Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Each Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
Subsidiary Investment Risk
The Commodity Fund and Futures Fund may invest in the CTS Subsidiary and MFS Subsidiary, respectively, (each a “Subsidiary” and collectively, the “Subsidiaries”). The Commodity Fund and Futures Fund’s investments in their Subsidiaries generally will not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in a Subsidiary’s value). This limitation is pursuant to the Internal Revenue Code of 1986, as amended, and is measured at each taxable year quarter-end. Each Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by each Fund. The Commodity Fund and Futures Fund will invest in their respective Subsidiaries in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a Subsidiary’s derivatives positions. Unlike the Funds, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Fund and Futures Fund’s transactions in these instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and
Direxion Funds Prospectus	20

method of valuation of portfolio investments and Fund shares, described elsewhere in this Prospectus and in the SAI. By investing in their respective Subsidiaries, the Commodity Fund and Futures Fund are indirectly exposed to the risks associated with a Subsidiary’s commodity-linked derivatives investments.
Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Commodity Fund and Futures Fund do not have the same protections offered to shareholders of registered investment companies.
Each Fund and its Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required each Subsidiary to pay taxes to a governmental authority, each Fund would be likely to suffer decreased returns.
Tax Risk
A Fund can qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) only if, among other things, it derives at least 90% of its gross income each taxable year from “qualifying income.” Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) excludes from that category income from certain commodity-linked derivative contracts. Each Fund, therefore, will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income.
From 2006 through July 2011, the Internal Revenue Service (“IRS”) issued over 70 private letter rulings (“PLRs”) treating (1) income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which a Fund invests as qualifying income and (2) income derived from a wholly owned subsidiary similar to each Subsidiary as qualifying income even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer(s) that receives it, and neither Fund will seek a PLR regarding its investments in commodity-linked notes and its respective Subsidiary, each Fund intends to treat the income it derives from those investments as qualifying income based on the analysis in the PLRs mentioned above. Shareholders and potential investors should be aware, however, that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, and the changed position was upheld, then a Fund might be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC. In the latter event, the Fund would be taxed for federal tax purposes as an ordinary corporation on the full amount of its taxable income without being able to deduct the distributions it makes to its shareholders, who would treat all those distributions as dividends to the extent of the Fund’s earnings and profits.
Volatility Risk
The performance of each Fund is designed to correlate to the performances of its underlying index. Significant short-term price movements in the components and market sectors that make up a Fund's underlying index, could adversely impact the performance of both a Fund's underlying index and a Fund. In addition, the NAV of a Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.
21	Direxion Funds Prospectus

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice.
The value of each Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Fund is not open for business.
All shareholder transaction orders received in good form by a Funds' transfer agent or an authorized financial intermediary by the time that each Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that a Fund calculates its NAV will receive the next calculated NAV.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Each Fund uses the following methods to price securities held in its portfolio:
•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;
•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;
•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;
•	Options are valued at the composite price, using National Best Bid and Offer quotes;
•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;
•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and
•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.
The Commodity Fund and Futures Fund may invest up to 25% of its total assets in the CTS Subsidiary and MFS Subsidiary, respectively. Each Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of its portfolio investments. Each Subsidiary uses the same pricing and valuation methodologies described above to price its shares.
Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which each Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, each Fund may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures.
Direxion Funds Prospectus	22

Rule 12b-1 Fees (Class A and Class C Shares)
Each Fund has adopted Class A Shares and Class C Shares distribution plans under Rule 12b-1 (the “Class A Plan” and the “Class C Plan”) pursuant to which each Fund pays for distribution and services provided to Fund shareholders. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Pursuant to the Class A Plan, the Class A Shares of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the Class A Shares of each Fund covered by the Class A Plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund’s Class A Shares. The Class C Shares of each Fund covered by the Class C Plan pay an annual Rule 12b-1 fee of 1.00% of the average daily net assets of the Fund’s Class C Shares.
Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds' SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.
Class A and Class C Shares
Each Fund offers Class A and Class C Shares. Both share classes are offered primarily by authorized securities brokers and other financial intermediaries. Both share classes of each Fund pay a Rule 12b-1 fee as shown in the table below.
	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None.
Contingent deferred sales Charge (“CDSC”)	1.00% if shares are redeemed within 24 months of purchase (CDSC waived for Employer Retirement Plans).*	1.00% if shares are redeemed within 12 months of purchase.
Distribution/Service (Rule 12b-1) Fee	0.25%	1.00%
Redemption Fee	1.00%	None.
*	On purchases of Class A Shares of $1 million or more.
Class A Shares
Please note that an up-front sales charge is associated with the purchase of Class A Shares unless you qualify for a waiver of the sales charge.
You may purchase Class A Shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A Shares currently are subject to ongoing distribution and service (Rule 12b-1) fees as described above under “Rule 12b-1 Fees.” If you choose to invest in Class A Shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.
Amount of Transaction		Sales Charge as a % of Offering Price	Sales Charge as a % of Net Asset Value	Dealers Reallowance as a % of Offering Price
At Least	But Less than
$0	$ 50,000	5.50%	6.10%	5.50%
$50,000	$ 100,000	4.75%	4.99%	4.75%
$100,000	$ 250,000	3.75%	3.90%	3.75%
$250,000	$ 500,000	2.75%	2.83%	2.75%
$500,000	$1,000,000	2.00%	2.04%	2.00%
$1,000,000	and above	0.00%*	0.00%*	0.00%*
*	You may purchase Class A Shares without an initial sales charge when you invest $1 million or more in Class A Shares. However, if you sell your Class A Shares within 24 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse Rafferty Capital Markets, LLC, the Funds' distributor, (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class A investment in connection with your initial purchase if your initial purchase is over $1 million. A finder’s fee of 1.00% may be paid directly or indirectly by the Adviser to the dealer for investments of $1 million or more. The Class A Shares CDSC is waived for eligible Employer Retirement Plans. An eligible Employer Retirement Plan will need to notify the transfer agent or the financial intermediary at the time of redemption that the shares are eligible for this waiver. If a CDSC is owed, it is based on the lower of cost or market value.
23	Direxion Funds Prospectus

Reduction or Waiver of Sales Charge. Each Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A Shares. Such reductions or waivers may apply for:
•	Purchases under a Right of Accumulation or Letter of Intent;
•	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;
•	Certain wrap or other fee-based programs offered by financial intermediaries;
•	Certain registered representatives (and their immediate family members as described below under “Right of Accumulation”) or brokers-dealers who act as selling agents;
•	Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or
•	Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
Right of Accumulation. You may combine your new purchase of Class A Shares with other Class A Shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.
Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 30 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with a Fund you can aggregate your accounts as well as the accounts of your immediate family members under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.
Class C Shares
Please note that a CDSC is associated with the purchase of Class C Shares. You should carefully consider the sales charges and expense structures associated with each share class when deciding to invest in Class C Shares of the Funds.
Class C Shares are sold at a Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in a Fund. However, if you sell your Class C Shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C Shares investment in connection with your initial purchase.
Waiver of CDSC. The CDSC will be waived for the redemption of Class C Shares:
•	purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;
•	purchased by reinvesting dividends;
•	following the death or disability of a shareholder; or
•	resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
Institutional Class Shares
Each Fund offers Institutional Class shares. There are no sales loads associated with the purchase of the Institutional Class. Institutional Class Shares are sold by Financial Advisors that provide services to the Funds. Institutional Class shares of each Fund are not subject to Rule 12b-1 fees.
Direxion Funds Prospectus	24

Additional Payments to Financial Intermediaries
The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Funds or the amount investors in the Funds would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Funds.
Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.
The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of a Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.
Shareholder Services Guide
You may invest in the Funds through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), a self-directed retirement plan or a company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. If you open your account through a financial intermediary then your financial intermediary will ordinarily assist you in completing the necessary application. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.
Shares of the Funds have not been registered for sale outside of the United States. Each Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Each Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the Funds as described in the table below.
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
Minimum Investment Institutional Class Accounts	$5,000,000	$0
25	Direxion Funds Prospectus

Purchase Methods	Initial Purchases	Subsequent Purchases
By Mail	• Complete and sign your Application. Remember to include all required documents (if any).
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.
• Send the signed Application and check to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701

(Each Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.)	• Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.
• Send the Investment Slip and check to:
 Direxion Funds
 P.O. Box 0701
Milwaukee, Wisconsin 53201-0701
By Wire	• Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.
• Fax the Application according to instructions the representative will give you.
• Mail the original Application to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701
• Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.	• Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.
• You will receive a confirmation number; retain your confirmation number.
• Instruct your bank to wire the money to:
 US Bank NA, Milwaukee, WI 53202
 ABA 075000022
 Credit: US Bancorp Fund Services, LLC
 ACCT # 112-952-137
 FFC: Direxion Funds
  (Your name and Direxion Account Number)

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
By Telephone	You may not make initial investments by telephone	• If you did not decline telephone options on your account Application, your account has been open for 15 days and you have banking information established on your account, you may purchase shares by telephone.
• There is no minimum for subsequent purchases by telephone.
• Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.
• Shares will be purchased at the NAV plus any applicable sales charge calculated on the day your order is placed provided that your order is received prior to market close.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.
Direxion Funds Prospectus	26

*	The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Funds in fee-based mutual fund programs.
Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxioninvestments.com
Regular Mail	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202
If you opened your shareholder account through a financial intermediary, you will ordinarily submit your exchange or redemption order through that financial intermediary. You may also exchange or redeem Fund shares as described in the following table.
Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.
Account and Transaction Policies
Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, each Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks or any conditional order or payment. If your payment does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by a Fund for any returned payment.
You will receive written confirmation by mail, but we do not issue share certificates.
Anti-Money Laundering Program. The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
If a Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.
Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations,
27	Direxion Funds Prospectus

proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase Application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Funds.
Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.
Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds' Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings. Each Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Funds may reject a purchase if it is disruptive to the efficient management of the Funds.
Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone transaction privileges are automatically granted, unless you declined such privileges on your account Application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. The maximum amount that may be redeemed by telephone is $100,000.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for Class A and Class C Shares, and $5,000,000 for the Institutional Class, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account Application or call the Funds at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds' transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.
Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:
•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 calendar days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The sale is greater than $100,000; or
•	There are other unusual situations as determined by the Funds' transfer agent.
Direxion Funds Prospectus	28

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication from a financial institution source. A Fund may waive any signature guarantee requirement at its discretion.
Exchange Policies. You may exchange Institutional Class Shares of your current Fund(s) for Institutional Class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus) that offers Institutional Class shares. You may exchange Class A and Class C shares of your current Fund(s) for the same class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus). Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. CDSC fees may apply if you exchange or transfer your Class A or Class C shares to another Fund. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange options on your account Application. Your exchange of shares of one Fund (“original shares”) for shares of any other Fund will be treated for federal income tax purposes as a sale of the original shares, with the result that you will recognize a taxable gain or loss on the exchange.
Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds' transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. There is no charge for payment sent through the ACH network and proceeds are generally available within 2 to 3 days. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Each Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.
Redemption Fees. The Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of a Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of each Fund’s Class A and Institutional Class shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.
The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of a Fund. The redemption fee does not apply to shares purchased with reinvested dividends or other distributions. To calculate the redemption fee, a Fund will use the first-in, first-out method to determine how long a shareholder has held shares of a Fund. This means that a Fund will assume that shares held by a shareholder for the longest period of time will be sold first.
The redemption fee applies to Fund shares purchased directly through a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a Fund. However, each Fund recognizes that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of a Fund. To the extent that a financial intermediary is unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.
Each Fund reserves the right to waive the redemption fee, in its discretion, where a Fund believes that such waiver is in the best interests of a Fund. Each Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that a Fund reasonably believes may not raise frequent trading or market timing concerns, including:
•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;
•	Redemptions resulting from certain transfers upon the death of a shareholder;
•	Redemptions by certain pension plans as required by law or regulatory authorities;
•	Redemptions pursuant to a systematic withdrawal plan;
•	Retirement loans and withdrawals; and
•	Redemptions in accounts participating in certain approved asset allocation programs.
29	Direxion Funds Prospectus

Low Balance Accounts.
Class A and Class C Shares. If your total account balance falls below $1,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.
Institutional Class. If your total account balance falls below $5,000,000 due to withdrawals, your shares automatically may be converted to Class A shares of the Funds. We will inform you in writing 30 days prior to such conversion. A Fund will not convert your shares if your account value falls due to market fluctuations.
Redemption In-Kind. Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that a Fund would do so except in unusual circumstances. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Excessive Trading. Each Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds' investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading.
Each Fund discourages excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to a Fund and its shareholders, each Fund reserves the right, in its sole discretion, to reject purchase orders from individuals or groups who, in the Funds' view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. Each Fund reserves the right, in its sole discretion, to identify trading practices as abusive. In making such judgments, a Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds' efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.
Electronic Delivery of Reports. Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account Application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.
Householding. In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.
Management of the Funds
Rafferty provides investment services to the Funds. Rafferty manages the investment of each Fund’s assets consistent with its investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of January 29, 2016, the Adviser had approximately $8.6 billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty the following fees at an annualized rate based on a percentage of the Fund’s daily net assets.
Advisory Fees Charged
Commodity Fund	0.85%
Futures Fund	0.95%
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds is included in the Funds' Annual Report for the fiscal year ended October 31, 2015.
Direxion Funds Prospectus	30

The CTS Subsidiary and MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each Subsidiary the same type of investment advisory services on the substantially same terms as Rafferty provides advisory services to the Commodity Fund and the Futures Fund. The Commodity Fund and the Futures Fund (not each Subsidiary) pays Rafferty an advisory fee as described above.
Each Subsidiary also has entered into agreements with the Commodity Fund’s and Futures Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Commodity Fund’s and Futures Fund’s assets. It is also anticipated that the Commodity Fund’s and Futures Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Commodity Fund’s and Futures Fund’s investment in their respective Subsidiaries will not result in either Fund paying duplicative fees for similar services provided to the Commodity Fund, Futures Fund and their respective Subsidiaries.
Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all expenses of each Fund through September 1, 2017 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of each Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information (“SAI”) provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. Currently, disclosure of the Funds' holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.
Distributions and Taxes
Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.
Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.
Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at a Fund’s NAV per share unless you request otherwise in writing or via telephone. Each Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at the Fund’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.
31	Direxion Funds Prospectus

Due to the pattern of purchases and redemptions of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in a Fund.
As noted under “Risks – Tax Risk,” each Fund must derive at least 90% of its gross income each taxable year from “qualifying income” to qualify as a RIC. Certain Revenue Rulings exclude from that category income from certain commodity-linked derivative contracts, but subsequent PLRs the IRS issued treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Funds may invest in the future, as well as income derived from a subsidiary similar to the Subsidiaries, as qualifying income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. Each of the Funds, therefore, will seek to comply with the criteria in those IRS pronouncements and to restrict income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and its Subsidiary.
Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long a Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.
The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):
Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules
*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.
QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as regulated investment companies under Subchapter M of the Internal Revenue Code, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of a Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares, is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.
If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.
If you are a taxable non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.
A shareholder’s basis in Covered Shares will be determined in accordance with the Funds' default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable
Direxion Funds Prospectus	32

basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Master/Feeder Option
The Funds may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its investment objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as a Fund that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also would receive a 30-day notice prior to the implementation of any such master/feeder structure for your Fund.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Description
Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of a Fund.
The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The indices were created to yield a benchmark value of 1000 on January 1, 2000.
The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors. The Index incorporates dynamic risk management and contract rolling methods. The Index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The Index was created to yield a benchmark value of 1000 on January 1, 2000.
33	Direxion Funds Prospectus

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds below for the periods indicated. The information is set forth below has been derived from the financial statements which were audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements (which include the consolidated financial statements of the Commodity Fund and the CTS Subsidiary and the consolidated financial statements of the Futures Fund and the MFS Subsidiary), is included in the Annual Report, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions).
													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/Period	Total Return[2]	Net Assets, End of Year/Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[4]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2015	$17.29	$(0.20)	$(2.46)	$(2.66)	$ –	$ –	$ –	$ –	$ –[5]	$14.63	(15.38%)	$ 8,499	1.26%	1.26%	(1.24%)	0%
Year ended October 31, 2014	18.96	(0.23)	(1.44)	(1.67)	–	–	–	–	– [5]	17.29	(8.81%)	11,477	1.26%	1.26%	(1.23%)	0%
Year ended October 31, 2013	20.32	(0.24)	(1.12)	(1.36)	–	–	–	–	– [5]	18.96	(6.69%)	39,656	1.26%	1.26%	(1.20%)	0%
Year ended October 31, 2012	21.23	(0.28)	(0.64)	(0.92)	–	–	–	–	0.01	20.32	(4.29%)	37,480	1.42%	1.42%	(1.33%)	0%
Year ended October 31, 2011	25.43	(0.46)	(3.77)	(4.23)	–	–	–	–	0.03	21.23	(16.52%)	60,639	1.74%	1.74%	(1.69%)	0%
Institutional Class Shares
Year ended October 31, 2015	17.48	(0.16)	(2.51)	(2.67)	–	–	–	–	– [5]	14.81	(15.27%)	39,002	1.01%	1.01%	(0.99%)	0%
Year ended October 31, 2014	19.12	(0.18)	(1.46)	(1.64)	–	–	–	–	– [5]	17.48	(8.58%)	46,602	1.01%	1.01%	(0.99%)	0%
Year ended October 31, 2013	20.44	(0.19)	(1.13)	(1.32)	–	–	–	–	– [5]	19.12	(6.46%)	20,026	1.01%	1.01%	(0.95%)	0%
Year ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	–	–	–	–	– [5]	20.44	(3.99%)	14,610	1.09%	1.09%	(1.00%)	0%
Year ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	–	–	–	–	– [5]	21.29	(16.38%)	26,772	1.24%	1.24%	(1.19%)	0%
Class C Shares
Year ended October 31, 2015	16.76	(0.31)	(2.38)	(2.69)	–	–	–	–	–	14.07	(16.05%)	2,137	2.01%	2.01%	(1.99%)	0%
Year ended October 31, 2014	18.52	(0.36)	(1.40)	(1.76)	–	–	–	–	–	16.76	(9.50%)	4,046	2.01%	2.01%	(1.98%)	0%
Year ended October 31, 2013	20.00	(0.38)	(1.10)	(1.48)	–	–	–	–	–	18.52	(7.40%)	4,629	2.01%	2.01%	(1.95%)	0%
Year ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	–	–	–	–	–	20.00	(4.90%)	4,115	2.08%	2.08%	(1.99%)	0%
Year ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	–	–	–	–	– [5]	21.03	(17.04%)	4,943	2.24%	2.24%	(2.20%)	0%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.
[3]	For periods of less than one year, these ratios are annualized.
[4]	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.
[5]	Amount is less than $0.005.
Direxion Funds Prospectus	34

Financial Highlights  (continued)
													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/Period	Total Return[2]	Net Assets, End of Year/Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[4]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2015	$38.73	$(0.58)	$(1.75)	$(2.33)	$ –	$(0.16)	$ –	$(0.16)	$0.02	$36.26	(6.03%)	$ 9,588	1.45%	1.45%	(1.43%)	0%
Year ended October 31, 2014	37.29	(0.52)	1.96	1.44	–	–	–	–	– [5]	38.73	3.86%	30,629	1.45%	1.45%	(1.42%)	0%
Year ended October 31, 2013	37.94	(0.54)	(0.11)	(0.65)	–	–	–	–	– [5]	37.29	(1.71%)	54,271	1.45%	1.45%	(1.40%)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.38)	(1.68)	(2.06)	–	–	–	–	– [5]	37.94	(5.15%)	40,588	1.45%	1.45%	(1.32%)	0%
Institutional Class Shares
Year ended October 31, 2015	38.98	(0.48)	(1.77)	(2.25)	–	(0.16)	–	(0.16)	0.01	36.58	(5.80%)	25,862	1.20%	1.20%	(1.18%)	0%
Year ended October 31, 2014	37.43	(0.43)	1.97	1.54	–	–	–	–	0.01	38.98	4.14%	51,666	1.20%	1.20%	(1.17%)	0%
Year ended October 31, 2013	37.98	(0.44)	(0.12)	(0.56)	–	–	–	–	0.01	37.43	(1.45%)	59,972	1.20%	1.20%	(1.15%)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.32)	(1.70)	(2.02)	–	–	–	–	– [5]	37.98	(5.05%)	11,355	1.20%	1.20%	(1.08%)	0%
Class C Shares
Year ended October 31, 2015	37.93	(0.86)	(1.68)	(2.54)	–	(0.16)	–	(0.16)	–	35.23	(6.77%)	6,217	2.20%	2.20%	(2.18%)	0%
Year ended October 31, 2014	36.80	(0.77)	1.90	1.13	–	–	–	–	–	37.93	3.07%	7,464	2.20%	2.20%	(2.17%)	0%
Year ended October 31, 2013	37.72	(0.81)	(0.11)	(0.92)	–	–	–	–	–	36.80	(2.44%)	4,155	2.20%	2.20%	(2.15%)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.60)	(1.68)	(2.28)	–	–	–	–	–	37.72	(5.70%)	1,560	2.20%	2.20%	(2.07%)	0%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.
[3]	For periods of less than one year, these ratios are annualized.
[4]	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.
[5]	Amount is less than $0.005.
[6]	Commencement of Operations.
35	Direxion Funds Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511
Direxion Indexed Commodity Strategy Fund
Direxion Indexed Managed Futures Strategy Fund
Class A
Class C
Institutional Class
More Information On The Direxion Funds
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on the Funds and their applicable investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511
By Internet:	www.direxioninvestments.com
These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Rafferty Capital Markets, LLC, Distributor
1010 Franklin Avenue, 3rd Floor
Garden City, New York 11530
SEC File Number: 811-08243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor        New York, New York 10019        (800) 851-0511

www.direxioninvestments.com

Direxion Indexed Commodity Strategy Fund

Class A (DXCTX)

Class C (DXSCX)

Institutional Class (DXCIX)

Direxion Indexed Managed Futures Strategy Fund

Class A (DXMAX)

Class C (DXMCX)

Institutional Class (DXMIX)

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Class A, Class C and Institutional Class shares of two of those portfolios: the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund (each a “Fund” and collectively the “Funds”).

This SAI, dated February 29, 2016, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated February 29, 2016 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: February 29, 2016

i

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 19 separate series. Effective April 28, 2006, the Trust changed its name to Direxion Funds. Prior to that date, the Trust was known as Potomac Funds.

Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund pursued a different investment strategy under the former fund name, Commodity Trends Strategy Fund.

This SAI relates to the Class A Shares, Class C Shares and Institutional Class Shares of the Funds.

Each Fund offers Class A, Class C and Institutional Class Shares. Class A and Class C shares are made available through your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”). Institutional Class Shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge. The Class A and Class C Shares are subject to a Rule 12b-1 fee. The Institutional Class Shares are not subject to Rule 12b-1 fees. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and, except for Class C Shares, impose a 1.00% redemption fee on Fund shares redeemed within thirty (30) days of the date of purchase.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands (the “CTS Subsidiary” and the “MFS Subsidiary”, respectively, each a “Subsidiary” and collectively the “Subsidiaries”), the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund are currently the sole shareholders of the CTS Subsidiary and the MFS Subsidiary, respectively, and do not expect shares of the CTS Subsidiary or MFS Subsidiary to be offered or sold to other investors. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund’s investment in the CTS Subsidiary and the MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the CTS Subsidiary’s and the MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may invest in the CTS Subsidiary and MFS Subsidiary, respectively, in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a Subsidiary’s derivatives positions. Unlike the Funds, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Funds’ transactions in those instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Funds may also include their respective Subsidiaries.) By investing in their respective Subsidiaries, the Funds may be considered to be investing indirectly in the same investments as their respective Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Funds will not have the same protections offered to shareholders of registered investment companies. However, because each Subsidiary is wholly owned and controlled by its respective Fund and all Funds are managed by Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), it is unlikely that a Subsidiary will take action in any manner contrary to the interest of the Funds or their shareholders. Because each Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each Subsidiary’s portfolio in a manner similar to that of the Funds.

Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

Each Fund and its respective Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a Subsidiary to pay taxes to a governmental authority, its respective Fund would be likely to suffer decreased returns.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs. ADRs are U.S. Dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds’ Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of the issuers of securities in which the Funds invest or the Funds’ third party service providers (including the Funds’ transfer agent and custodian).

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Derivative Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes, and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a RIC, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund or Subsidiary will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty has determined under Board-approved guidelines are liquid. No Fund or Subsidiary, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Investment in the Subsidiary

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands, CTS Subsidiary and the MFS Subsidiary, respectively, the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund are currently the sole shareholders of the CTS Subsidiary and the MFS Subsidiary, respectively, and do not expect shares of the CTS Subsidiary or MFS Subsidiary to be offered or sold to other investors. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund’s investment in the CTS Subsidiary and the MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the CTS Subsidiary’s and the MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

Each Fund invests in its respective Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Funds, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to a Fund’s transactions in those instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Funds may also include their respective Subsidiary.) By investing in their respective Subsidiaries, the Funds may be considered to be investing indirectly in the same investments as their respective Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Funds will not have the same protections offered to shareholders of registered investment companies. However, because each Subsidiary is wholly owned and controlled by each Fund and all Funds are managed by Rafferty, it is unlikely that a Subsidiary will take action in any manner contrary to the interest of the Funds or their shareholders. Because each Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each Subsidiary’s portfolio in a manner similar to that of their respective Fund.

Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

Each Fund and its respective Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a Subsidiary to pay taxes to a governmental authority, their respective Fund would be likely to suffer decreased returns.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their ratings of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Derivative Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”

Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, the Funds have registered as commodity pools, and the Adviser has registered as a commodity pool operator with the National Futures Association.

The Funds are subject to the risk that a change in U.S. law and related regulations will impact the way each Fund operates, increase the particular costs of each Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject each Fund to additional regulation may have adverse impacts on each Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily. The CTS Subsidiary and MFS Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Funds.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the NYSE MKT LLC® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The Exchange has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the same rights as above, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a

Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made. In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Open-End and Closed-End Investment Companies. Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and exchange-traded funds (“ETF”). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Products. Each Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. A Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an interest in ETF or ETN.

Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”).. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

An interest rate swap is an agreement between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. A Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a Fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in U.S. government securities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States. U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. Although the U.S. Treasury and other governmental entities provided significant support to Fannie Mae® and Freddie Mac®, there is no guarantee they would do so again. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

U.S. Government Sponsored Enterprises (“GSEs”)

GSE securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.

A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, a Fund’s net income will be greater that it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary.

A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments that have terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, calculated with all securities that have terms-to-maturity of less than 397 days is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Index Correlation and Tracking Risk

Several factors may affect the ability of the Funds to correlate to the performance of their underlying indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) disruptions and illiquidity in the markets for securities or derivatives held by the Fund.

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

To the extent applicable, each Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Funds.

Each Fund shall not:

1.

Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.

Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.

Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.

Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each Fund for the fiscal years shown are set forth in the tables below.

Direxion Indexed Commodity Strategy Fund	Brokerage Fees Paid
Year Ended October 31, 2015	$ 28,324
Year Ended October 31, 2014	$ 42,184
Year Ended October 31, 2013	$ 24,582

Direxion Indexed Managed Futures Strategy Fund	Brokerage Fees Paid
Year Ended October 31, 2015	$ 118,875
Year Ended October 31, 2014	$ 143,179
Year Ended October 31, 2013	$ 114,777

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as S&P® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, a Fund’s President or Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The CCO shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds’ investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 19 portfolios within the Trust, 146 portfolios within the Direxion Shares ETF Trust and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Insurance Trust and the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	165	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	165	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	165	Director, The
MainStay Funds
Trust (39 Funds),
The MainStay Funds
(12 Funds),
MainStay VP Fund
Series (29 Funds),
Mainstay Defined
Term Municipal
Opportunities Fund
(1 Fund); Private
Advisors Alternative
Strategy Fund (1
Fund); Private
Advisors Alternative
Strategies Master
Fund (1 Fund).

David L. Driscoll Age: 46	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	165	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	165	None.
(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill has been the Managing Director of Rafferty since 1999.

Eric W. Falkeis: Mr. Falkeis has extensive experience in the financial services business. He is a certified public accountant. Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS. USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies. Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	165	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	165	Trustee, Professionally Managed Portfolios (40 Funds).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 42	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management, LLC.	N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any registered with the SEC.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2015.

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Indexed Commodity Strategy Fund	$0	$0	$0	$0	$0	$0
Direxion Indexed Managed Futures Strategy Fund	Over $100,000	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	Over $100,000	$0	$1-$10,000	$0	$0
(1)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2015.

Name of Person, Position	Aggregate Compensation From the Direxion Indexed Commodity Strategy Fund(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0

Independent Trustees

Gerald E. Shanley III	$1,299	$0	$0	$100,000

John A. Weisser	$1,299	$0	$0	$100,000

David L. Driscoll	$1,039	$0	$0	$80,000

Jacob C. Gaffey	$1,039	$0	$0	$80,000

Name of Person, Position	Aggregate Compensation From the Direxion Indexed Managed Futures Strategy Fund(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0

Independent Trustees

Gerald E. Shanley III	$1,299	$0	$0	$100,000

John A. Weisser	$1,299	$0	$0	$100,000

David L. Driscoll	$1,039	$0	$0	$80,000

Jacob C. Gaffey	$1,039	$0	$0	$80,000
(1)	For the fiscal year ended October 31, 2015, trustees’ fees and expenses in the amount of $90,000 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of February 1, 2016, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Direxion Indexed Commodity Strategy Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	7.85%	Record

Direxion Indexed Commodity Strategy Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	14.89%	Record
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-2010	N/A	N/A	11.98%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	6.67%	Record

Direxion Indexed Commodity Strategy Fund – Class C - None

Direxion Indexed Managed Futures Strategy Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	6.94%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	5.96%	Record

Direxion Indexed Managed Futures Strategy Fund – Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	6.00%	Record

Direxion Indexed Managed Futures Strategy Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	19.26%	Record

In addition, as of February 1, 2016, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to a Fund. Rafferty was organized as a New York limited liability company in June 1997.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

For the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, the Advisory Agreement was initially approved with respect to the Fund by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act on June 4, 2008 and November 22, 2011, respectively. The Advisory Agreement with respect to each Fund continued in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

The Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund pay Rafferty 0.85% and 0.95%, respectively, at an annual rate based on each Fund’s average daily net assets managed by Rafferty that are not invested in the CTS Subsidiary and MFS Subsidiary, respectively.

Rafferty has entered into an Operating Services Agreement with each Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all Fund expenses through September 1, 2017 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds. This agreement may be terminated at any time by the Board.

The tables below shows the amount of advisory fees and operating services fees incurred by each Fund and the total amount of fees paid to Rafferty for the fiscal years ended October 31.

Direxion Indexed Commodity Strategy Fund	Advisory Fees Incurred	Operating Services Fees Incurred	Total Fees Paid to Advisor
Year Ended October 31, 2015	$ 469,251	$ 88,330	$ 557,581
Year Ended October 31, 2014	$ 651,976	$ 122,724	$ 774,700
Year Ended October 31, 2013	$ 528,402	$ 99,464	$ 627,866

Direxion Indexed Managed Futures Strategy Fund	Advisory Fees Incurred	Operating Services Fees Incurred	Total Fees Paid to Advisor
Year Ended October 31, 2015	$ 824,324	$ 216,927	$ 1,041,251
Year Ended October 31, 2014	$ 927,589	$ 244,102	$ 1,171,691
Year Ended October 31, 2013	$ 837,626	$ 220,428	$ 1,058,054

The CTS Subsidiary and MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each Subsidiary the same type of investment advisory services on substantially the same terms as Rafferty provides advisory services to the Funds. Each Fund (not each Subsidiary) pays Rafferty an advisory fee as described above.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, and the Funds’ distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Managers

Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.

In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2015:

Accounts	Total Number of Accounts	Total Assets (in Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	87	$9.65	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages no other accounts with investment objectives similar to that of the Funds. Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2015.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custody Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Funds may invest. In recognition of this revenue, the Funds may receive credits from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Pursuant to the Operating Services Agreement described above, Rafferty pays each Fund’s expenses in exchange for an Operating Services Fee. Each Fund therefore is not obligated to directly pay fund administration, fund accounting, custody or transfer agency fees.

Each Subsidiary has entered into agreements with the Trust’s service providers for the provision of administrative, accounting transfer agency and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of their respective Fund’s assets. It is also anticipated that each Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that each Fund’s investment in their respective Subsidiaries will not result in a Fund’s paying duplicative fees for similar services provided to the Funds and the Subsidiaries.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended October 31, 2015, the Distributor received $9,637 as compensation from Rafferty for distribution services.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Class A Distribution Plan (“Class A Plan”) and Class C Distribution Plan (“Class C Plan”) for each Fund pursuant to which the each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Class A Plan and the Class C Plan or any related agreement.

Pursuant to the Class A Plan, the Class A Shares of each Fund may pay up to 1.00% of the Class A Shares’ average daily net assets. The Board has currently authorized each Fund to pay Rule 12b-1 fees of 0.25% of the Class A Shares’ average daily net assets.

Pursuant to the Class C Plan, the Class C Shares of each Fund may pay up to 1.00% of the Class C Shares’ average daily net assets. The Board has currently authorized each Fund to pay Rule 12b-1 fees of 1.00% of the Class C Shares’ average daily net assets.

The Institutional Class Shares are not subject to Rule 12b-1 fees.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Funds.

The Class A Plan and the Class C Plan were approved by the Trustees and the Independent Trustees of the Funds. In approving the Class A Plan and the Class C Plan, the Trustees determined that there is a reasonable likelihood that the Class A Plan and the Class C Plan will benefit each Fund and its shareholders. The Trustees will review quarterly, and annually, a written report will be provided by the Treasurer of the amounts expended under the Class A Plan and the purpose for which such expenditures were made.

The Class A Plan and the Class C Plan permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Class A Plan and the Class C Plan authorize payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by each Fund’s Class A Shares for the fiscal period ended October 31, 2015.

Fund (Class A)	12b-1 fees Incurred
Direxion Indexed Commodity Strategy Fund	$24,470
Direxion Indexed Managed Futures Strategy Fund	$71,032

Fund (Class A)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Indexed Commodity Strategy Fund	$14,684	$0	$1,383	$2,447	$4,275	$1,681
Direxion Indexed Managed Futures Strategy Fund	$35,446	$0	$3,462	$17,110	$10,968	$4,046

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by each Fund’s Class C Shares for the fiscal period ended October 31, 2015.

Fund (Class C)	12b-1 fees Incurred
Direxion Indexed Commodity Strategy Fund	$29,647
Direxion Indexed Managed Futures Strategy Fund	$77,596

Fund (Class C)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Indexed Commodity Strategy Fund	$17,791	$0	$1,675	$2,965	$5,179	$2,037
Direxion Indexed Managed Futures Strategy Fund	$38,722	$0	$3,782	$18,692	$11,982	$4,418

Class A Shares

As described in the Prospectus, Class A Shares of the Funds are sold with a maximum up-front sales charge of 5.50%. The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations. Contact your broker or dealer for further information. As described below, no up-front sales charge will be applied to purchases over $1 million. However, other than for Employer Retirement Plans, if the initial purchase is over $1 million and not subject to the up-front charge, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Reduction or Waiver of Sales Charge. The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A Shares. Such reductions or waivers may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent;

•	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•	Certain wrap or other fee-based programs offered by financial intermediaries;

•	Certain registered representatives or brokers-dealers who act as selling agents;

•

Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•

Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Large Purchases and Quantity Discounts. As indicated in the Prospectus, the more Class A Shares a shareholder purchases, the smaller the sales charge per share. If a shareholder purchases Class A Shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund. For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.50% as shown in the Prospectus. At the time of purchasing additional purchases, shareholders should inform that Fund in writing that they already own Class A Shares of the Fund.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Signing a Letter of Intent If investors intend to purchase at least $50,000 of Class A Shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge. A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period. It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed. The shares held in escrow in the investor’s account will be released when the 13-month period is over. If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect. Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased. Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date. The investor’s prior trade prices will not be adjusted.

Class C Shares

As described in the Prospectus, Class C Shares are sold at a Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your Class C shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C investment in connection with your initial purchase.

Class C Sales Charge Information – Sales charges received by the Distributor of the Funds from shareholders of Class C Shares were as follows:

Fund (Class C Shares)	CDSCs Received
Direxion Indexed Commodity Strategy Fund	$1,516
Direxion Indexed Managed Futures Strategy Fund	$2,862

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2015 audited by EY have been included in reliance on their report given on their authority as experts in accounting and auditing.

Legal Counsel

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.

DETERMINATION OF NET ASSET VALUE

A fund’s share price is known as its NAV. Each Fund’s share price (is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Bond Market is not open on

Columbus Day and Veterans’ Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•

Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•

The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York,

American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Redemption Fees

The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board has adopted policies to prevent frequent purchases and redemptions of shares of the Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board has approved a redemption fee of 1.00% on sales and exchanges (collectively “redemptions”) of Fund shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern Time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days’ notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”)) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another Fund (or any other fund advised by Rafferty) generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of a Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends -- that is, ordinary income, except for the part of those dividends that is QDI, which is subject to maximum federal income tax rate of 20% for individuals and certain other non-corporate shareholders described in the Prospectus -- to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

The Funds may invest in commodity-linked instruments. Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) concludes that the income from certain commodity-linked derivative contracts is not Qualifying Income, but numerous subsequent private letter rulings the IRS issued (“PLRs”) treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which those Funds may invest in the future, as well as income derived from a wholly owned subsidiary similar to the Subsidiaries, as Qualifying Income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer(s) that receives it, and neither of those Funds will seek a PLR regarding its investments in commodity-linked notes and the Subsidiaries, each such Fund intends to treat the income it derives from those investments as Qualifying Income based on the analysis in the PLRs mentioned above; and each thus will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate Qualifying Income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and its Subsidiary. Shareholders and potential investors should be aware, however, that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this SAI. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, and the changed position was upheld, then each Fund might be required to restructure its investments to satisfy the Income Requirement or might cease to qualify as a RIC, with the consequences described in the preceding paragraph.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 20% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund may invest may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Investment in a Subsidiary. A Fund will invest up to 25% of its total assets (by value) in its respective subsidiary, the CTS Subsidiary or MFS Subsidiary which is expected to provide its respective Fund with exposure to the commodities markets within the limitations of the Income Requirement. Each Subsidiary will be classified as a corporation for federal tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a U.S. trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that each Subsidiary will conduct its securities and commodities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain U.S.-source income, including dividends and certain interest income, that is not effectively connected with a U.S. trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with U.S. banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

Each Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power of all classes of a foreign corporation’s voting stock. Because each Fund is a United States shareholder of its Subsidiary -- it is a United States person that owns and will continue to own at least 10% of the voting power of its Subsidiary’s stock -- that owns all of its Subsidiary’s stock, each Subsidiary thus is a CFC. As a United States shareholder, each such Fund annually is required to include in its gross income all of its Subsidiary’s “subpart F income” -- which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of each Subsidiary’s income -- regardless of whether the Subsidiary distributes that income to the Fund. Each Fund’s recognition of its

Subsidiary’s subpart F income increases its tax basis in its stock in the Subsidiary. Distributions by a Subsidiary to a Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income.

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

*  *  *  *  *

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

Capital Loss Carryforwards. As of October 31, 2015, the Funds had capital loss carryforwards on a tax basis of:

	Short-Term	Long-Term	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	$—	$—	$—

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.

FINANCIAL STATEMENTS

The financial statements for the Funds are incorporated by reference in the Fund’s Annual Report to shareholders dated October 31, 2015.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the address or telephone number listed below.

Write to:	Direxion Funds
1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service – National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among

A-1

credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;, and the promise we impute.
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service – Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-3

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s –Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-4

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and if payments on an obligation are jeopardized.

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

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APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:
•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability
2.	Responsiveness
3.	Composition
4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.  Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
(1)

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.  Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
(3)

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.  Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards(5).

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•	The maximum proportion of directors that shareholders may nominate each year; and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.
(6)

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized shares during the last three years
•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;
¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group(7) Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.
2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay(8) compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(7)

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

(8)	ISS research reports will include realizable pay for S&P1500 companies.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that
•	contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

Direxion Funds
Prospectus
1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511
www.direxioninvestments.com
Direxion Indexed CVT Strategy Fund
(DXCBX)
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
February 29, 2016

Summary Section
Direxion Indexed CVT Strategy Fund
Investment Objective
The Direxion Indexed CVT Strategy Fund (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the QES Synthetic Convertible Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fees)(1)	0.35%
Acquired Fund Fees and Expenses	0.21%
Total Annual Fund Operating Expenses	1.56%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, Rule 12b-1distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$493	$850	$1,856
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 368% of the average value of its portfolio. However, this portfolio turnover is calculated without regard to cash instruments or derivatives.
If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets, plus borrowing for investment purposes if any, in securities that comprise the QES Synthetic Convertible Index (the “Index”) and/or financial instruments that provide exposure to the Index. The financial instruments in which the Fund may invest include stock index or fixed income futures contracts, swap agreements, including swaps on other investment companies or exchange-traded funds (“ETFs”) and options on securities and on stock indices (collectively “Financial Instruments”).
The Fund may invest in ETFs and fixed income securities that include U.S government, investment grade and high yield fixed-income securities, commonly known as “junk bonds”. Additionally, the Fund may invest collateral related to Financial Instruments in short-term U.S. government securities, short-term investment grade fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity of less than 397 days and have high credit profiles.
The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.
The Index is a rules-based proprietary model that seeks to provide returns that correlate to and reflect the return of the aggregate U.S. convertible bond universe, excluding convertible preferred securities and Rule 144A securities that may be considered convertible bonds, by dynamically selecting a basket of futures contracts, corporate bonds, ETFs and cash equivalents. The Index does not include convertible bonds, but instead utilizes other securities or derivatives to provide returns similar to the aggregate U.S. convertible bond market. The Index will be reviewed and rebalanced weekly.
Convertible bonds are fixed income securities that normally pay interest and are convertible into, or exercisable, for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. Therefore, the convertible bond market is impacted by equity market movements in addition to changes in interest rates and the credit market. The Index attempts to capture these effects on the U.S. convertible bond market in the aggregate by creating a basket of futures (the “Futures Basket”) and corporate bonds (the “Corporate Bond Basket”) that are intended to provide returns that correlate to the return of
1	Direxion Funds Prospectus

the aggregate U.S. convertible bond market without investing directly in convertible bonds.
The Index’s portfolio construction process begins with the collection of data on the U.S. convertible bond universe. The Index provider analyzes the correlation of the aggregate U.S. convertible bond market to the various components of the Index. This correlation analysis then determines the allocation of the Index among its components based on set parameters. The Futures Basket is allocated among S&P 500® futures, Russell 2000® futures and 5-Year U.S. Treasury Note futures. The allocation to S&P 500® futures generally correlates to the portion of the domestic convertible bond market that are impacted by large cap company equity and investment grade bond changes, whereas the allocation to Russell 2000® futures generally correlates to the portion of the domestic convertible bond market that are impacted by small cap company equity and non-investment grade bond changes. The allocation to the 5 Year U.S. Treasury Note futures generally provides exposure to interest rate factors. Allocation to the Futures Basket is determined by an aggregate “parity delta” overlay, so that the Futures Basket creates synthetic returns that are expected to correspond to the convertible bond universe’s total exposure to equity and interest rate factors. Parity delta is defined as the expected change to a convertible bond’s value for a 1% (or other unit value) change in the value of the underlying stock price of the shares that the convertible bond may convert to in the future. Generally, all other factors being equal, a convertible security’s value will increase or decrease with the value of the underlying stock price.
For the Corporate Bond Basket, Index components are allocated between corporate investment grade and non-investment grade bonds or indices, with the weighting determined by the proportion of investment grade and below investment grade issuance in the U.S. convertible bond universe. The Corporate Bond Basket is intended to help the Index mirror the U.S. convertible bond universe’s exposure to interest rate and credit factors.
The five components of the Index have the following percentage allocations as of January 31, 2016: (1) S&P 500® futures contract: 24.10%; (2) Russell 2000® futures contract: 27.32%; (3) 5 Year Treasury Note futures contract: 6.13%; (4) Corporate Investment Grade Bonds: 20.85%; and (5) Corporate Non-investment Grade Bonds: 39.15%. As a result of the Index’s methodology, the Index may have leveraged exposure to one or more component at times.
The Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure either by directly investing in the underlying securities of the Index, other investment companies such as ETFs, or by investing in derivatives that provide exposure to those securities. The Fund seeks to remain fully invested at all times consistent with its investment objective. The Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the
Fund’s portfolio needs to be re-positioned. For example, if the Index has been rebalanced or has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. These re-positioning strategies typically result in high portfolio turnover.
The Fund will concentrate its investment (i.e., hold 25% or more of its net assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Principal Investment Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.
Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Convertible Bond Risk — Convertible bonds are fixed income securities that normally pay interest and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches, or is greater than the conversion price, the convertible bond’s market value tends to correlate with the market price of the underlying stock and will be subject to the market risk. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible bond tends to be influenced by the yield of the convertible bond. Convertible bonds are also subject to risk associated with debt securities, such as interest rate risk and credit risk.
Direxion Funds Prospectus	2

Counterparty Risk — The Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The use of Financial Instruments, such as credit default swaps, other swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments would trail the returns on other investment options, including investments in equity securities.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with directly investing in securities or other investments, including risk related to leverage, imperfect monthly correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same or a substantially similar Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as an underlying reference asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Moreover, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its investment objective, even if the Index reverses all of a portion of its movement.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Swaps are particularly subject to counterparty, valuation and leveraging risks.
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets
3	Direxion Funds Prospectus

are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
•	Options. Options give the holder of the option the right to buy (or sell) a position in a security to the writer of the option, at a certain price. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) used for cover which may cause the Fund not to achieve its investment objective. Exchanges may limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Options are also subject to leverage and liquidity risks.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Futures Strategy Risk — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities or Financial Instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or Financial Instruments at a time when it may be disadvantageous to do so.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or Financial Instruments not included in the Index. Activities surrounding Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.
Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Leverage Risk — To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts, options and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus materially affecting Fund performance.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Market Timing Activity Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher
Direxion Funds Prospectus	4

transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Non-Investment Grade Debt Securities Risk — The Fund will gain exposure to securities rated below investment grade, otherwise known as “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.
Other Investment Companies (including ETFs) Risk— The Fund may invest in, and/or have exposure to, the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Replication Strategy Risk —The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a holding because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities or derivatives, each with its own market value. In addition, if the value of the underlying security or derivative or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Tax and Distribution Risk — Rules governing the federal income tax aspects of certain derivatives, including total return swaps, and other credit derivatives are not entirely clear. Because the Fund’s status as a regulated investment company might be affected if the Internal Revenue Service did not accept the Fund’s treatment of certain transactions involving derivatives, the Fund’s ability to engage in these transactions may be limited. As a result of the Fund’s high portfolio turnover, the Fund could make larger and/or more frequent distributions than traditional mutual funds. Potential investors are urged to consult their own tax advisers for more detailed information.
Volatility Risk — The performance of the Fund is designed to correlate to the performance of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in
5	Direxion Funds Prospectus

the future. Updated performance is available on the Fund’s website at www.direxioninvestments.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 2.54% for the quarter ended March 31, 2015 and its lowest calendar quarter return was -7.63% for the quarter ended September 30, 2015. The year-to-date return as of December 31, 2015 was -4.97%.
Average Annual Total Returns (for the periods ended December 31, 2015)
	1 Year	Since Inception (2/5/2014)
Direxion Indexed CVT Strategy Fund – Investor Class
Return Before Taxes	-4.97%	3.68%
Return After Taxes on Distributions	-5.59%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	-2.81%	2.56%
QES Synthetic Convertible Index (reflects no deduction for fees, expenses or taxes)	-5.47%	4.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	10.76%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" would be higher if the investor recognized a capital loss upon the redemption of Fund shares.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2014	Portfolio Manager
Tony Ng	Since Inception in February 2014	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Indexed CVT Strategy Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal individual retirement accounts)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Funds Prospectus	6

Overview of the Fund
This Prospectus relates to the Direxion Indexed CVT Strategy Fund (the “Fund”) a series of the Direxion Funds (the “Trust”). Rafferty Asset Management, LLC, (“Rafferty” or “Adviser) serves as the investment adviser to the Fund. Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for the Fund. There is no assurance that the Fund will achieve its investment objective.
The Fund is designed principally for purchase by experienced investors and frequently is utilized by investors who engage in market timing activities or who intend to follow an asset allocation strategy. To achieve its investment objective, the Fund uses aggressive investment techniques such as engaging in futures, options and swap transactions. In order to accommodate frequent trading by shareholders, the Fund’s portfolio will be positioned consistent with the need for liquidity.
Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Fund.
Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon a 60 days’ notice to shareholders.
Portfolio Investment Strategy
The Direxion Indexed CVT Strategy Fund is managed to track the return of the QES Synthetic Convertible Index (the “Index”). The financial instruments in which the Fund may invest include stock index or fixed income futures contracts, swap agreements and options on securities and on stock indices (collectively “Financial Instruments”).
The Fund may also invest in exchange-traded funds (“ETFs”) and fixed income securities that include U.S. government, investment grade and high yield fixed-income securities, commonly known as “junk bonds”. Additionally, the Fund may invest the collateral related to Financial Instruments in U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents that have terms to maturity of less than 397 days and have high credit quality profiles.
The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile.
The Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure either by directly investing in the underlying securities of the Index, other investment companies such as ETFs or by investing in derivatives that provide exposure to those securities. The Fund seeks to remain fully invested at all times consistent with its investment objective. The Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the weekly rebalancing of the Index will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has rebalanced a position, added or removed a security or position, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. These re-positioning strategies typically result in high portfolio turnover.
Rafferty uses a number of investment techniques in an effort to achieve the investment objective for the Fund. Rafferty uses statistical and quantitative analyses to determine the investments the Fund makes and the techniques it employs. In general, if the Fund is performing as designed, the return of the underlying index will dictate the return for the Fund. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of the Fund and the performance of its underlying index), certain factors will tend to cause the Fund’s investment results to vary from its stated investment objective. The Fund may have difficulty in achieving its investment objective due to fees and expenses, high portfolio turnover, transaction costs, financing costs related to the use of derivatives, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Defensive Policy. The Fund pursues its investment objective regardless of the market conditions and generally does not take defensive positions.
7	Direxion Funds Prospectus

Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide including the Fund. These and other risks are described below.
Active and Frequent Trading Risk
Engaging in active and frequent trading, leads to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed by the Fund.
Adverse Market Conditions Risk
The Fund is designed to correlate to the performance of the Index; as a result, the Fund’s performance will suffer during conditions which are adverse to the Fund’s investment objective. For example, if the Index has risen, then the Fund’s performance should rise. Conversely, if the Index has fallen, then the Fund’s performance also should fall.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for the Fund. Although this methodology is designed to correlate the Fund's performance with the performance of the Index, there is no assurance that such methodology will be successful and will enable the Fund to achieve its investment objective.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Convertible Bond Risk
Convertible bonds are fixed income securities that normally pay interest and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches, or is greater than the conversion price, the convertible bond’s market value tends to correlate with the market price of the underlying stock and will be subject to the market risk. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible bond tends to be influenced by the yield of the convertible bond. Convertible bonds are also subject to risks associated with debt securities, such as interest rate risk and credit risk.
Counterparty Risk
The Fund may invest in Financial Instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The use of Financial Instruments, such as credit default swaps, other swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, it may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objectives. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy.
Credit Risk
The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The degree of credit risk for a particular security may be reflected in its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.
Debt Instrument Risk
The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt
Direxion Funds Prospectus	8

instruments would trail the returns on other investment options, including investments in equity securities.
Derivatives Risk
The Fund uses investment techniques, including investment in derivatives, such as swaps, futures and options contracts that may be considered aggressive. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use a combination of swaps to track the Index and swaps on an ETF whose investment objective is to track the performance all or a portion of the Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as a reference or underlying asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index securities as a reference or as underlying assets. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Futures Strategy Risk
Successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Index Correlation/Tracking Risk
There can be no guarantee that the Fund will achieve a high degree of correlation with its investment objective relative to its underlying index. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its underlying index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, accounting standards and significant purchase and redemption activity by Fund shareholders or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, the Fund may invest in securities or financial instruments not included in the underlying index. The Fund may be subject to large movements of assets into and out
9	Direxion Funds Prospectus

of the Fund, potentially resulting in the Fund being over- or under-exposed to its underlying index. Activities surrounding index reconstitutions and other index repositioning or reconstitution events may hinder the Fund’s ability to meet its investment objective.
Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return. Changes or volatility in interest rates may adversely affect the performance of the Fund. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.
Investment Risk
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Leverage Risk
To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts, options and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Liquidity Risk
Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus adversely affecting Fund performance.
Market Risk
The value of the Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the security’s value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have an adverse effect on the Fund.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could
Direxion Funds Prospectus	10

decline over short periods due to short-term market movements and over longer periods during market downturns.
Market Timing Activity Risk
Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for the Fund’s historic portfolio turnover rates.
Money Market Instrument Risk
The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Investment Grade Debt Securities Risk
The Fund will invest in securities rated below investment grade, otherwise known as “junk bonds.” Investments in junk bonds generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
Non-Diversification Risk
A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s
NAV and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Other Investment Companies (including ETFs) Risk
The Fund may invest in, and/or have exposure to, the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Regulatory Risk
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulatory environment for derivative instruments in which the Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of the Fund to pursue its investment objective or strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Fund.
Replication Strategy Risk
The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial
11	Direxion Funds Prospectus

trouble, unless that security is removed or is anticipated to be removed from the Index.
Synthetic Convertible Instruments Risk
The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities or derivatives, each with its own market value. In addition, if the value of the underlying security or derivative, or the level of the Index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Tax and Distribution Risk
The Fund may have high portfolio turnover which causes the Fund to generate significant amounts of taxable income. This income is typically short-term capital gain, which is generally treated as ordinary income when distributed to shareholders, or short-term capital loss. The Fund rarely generates long-term capital gain or loss. The Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Fund’s high portfolio turnover, the Fund could make large and/or frequent distributions. Because the Fund’s asset level changes frequently, these distributions could comprise a substantial portion or even all of the Fund’s net assets if the Fund distributes this income after a decline in its net assets. Shareholders in the Fund on the day of such distributions may receive substantial distributions, which could lead to negative tax implications for such shareholders. Potential investors are urged to consult their own tax advisers for more detailed information.
Rules governing the federal income tax aspects of certain derivatives, including total return swaps, real estate-related swaps and other credit derivatives are not entirely clear. Because the Fund’s status as a regulated investment company might be affected if the Internal Revenue Service did not accept the Fund’s treatment of certain transactions involving derivatives, the Fund’s ability to engage in these transactions may be limited.
Volatility Risk
The performance of the Fund is designed to correlate to the performances of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of Financial Instruments that have a leveraging effect.
Direxion Funds Prospectus	12

About Your Investment
Share Price of the Fund
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice.
However, on days that the bond markets close all day, which currently include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fund does not calculate its NAV, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not, (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Fund is not open for business.
All shareholder transaction orders received in good form by the Fund's transfer agent or an authorized financial intermediary by the time that the Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that the Fund calculates its NAV will receive the next calculated NAV.
Share price is calculated by dividing the Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in its portfolio:
•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;
•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;
•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;
•	Options are valued at the composite price, using National Best Bid and Offer quotes;
•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;
•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and
•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.
Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in
13	Direxion Funds Prospectus

good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures.
Rule 12b-1 Fees
The Fund has adopted an investor class distribution plan under Rule 12b-1 (the “Investor Class Plan”) pursuant to which the Fund pays for distribution and services provided to Fund shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Pursuant to its Investor Class Plan, the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets. The Board of Trustees has currently authorized the Fund to pay a maximum annual Rule 12b-1 fee of 0.25% of its average daily net assets.
Under an agreement with the Fund, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”), may receive Rule 12b-1 fees from the Fund. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Fund's SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.
Additional Payments to Financial Intermediaries
The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Fund or the amount investors in the Fund would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund.
Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Fund, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.
The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.
Shareholder Services Guide
You may invest in the Fund through traditional investment accounts, including an Automatic Investment Plan, individual retirement accounts (“IRA”) (including a Roth IRA), a self-directed retirement plan or a company-sponsored retirement plan. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Fund. You may invest directly with the Fund or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.
Direxion Funds Prospectus	14

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
The Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the Fund as described in the table below.
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
By Mail	• Complete and sign your Application. Remember to include all required documents (if any).
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.
• Send the signed Application and check to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701

(The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.)	• Complete an Investment Slip or provide written instructions with your name, account number and the Fund in which you would like to invest.
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.
• Send the Investment Slip and check to:
 Direxion Funds
 P.O. Box 0701
		Milwaukee, Wisconsin 53201-0701
By Wire	• Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.
• Fax the Application according to instructions the representative will give you.
• Mail the original Application to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701
• Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.	• Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.
• You will receive a confirmation number; retain your confirmation number.
• Instruct your bank to wire the money to:
 US Bank NA, Milwaukee, WI 53202
 ABA 075000022
 Credit: US Bancorp Fund Services, LLC
 ACCT # 112-952-137
 FFC: Direxion Funds
 (Your name and Direxion Account
 Number)

		Wired funds must be received prior to market close to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
15	Direxion Funds Prospectus

Purchase Methods	Initial Purchases	Subsequent Purchases
By Telephone	You may not make initial investments by telephone.	• If you did not decline telephone options on your Account Application, your account has been open for 15 days, and you have banking information established on your account, you may purchase shares by telephone.
• The minimum telephone purchase is equal to the subsequent investment purchase amount for your account type.
• Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund. Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.
• Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.
*	The Adviser may set different investment minimums for certain securities dealers, banks and other financial institutions that provide certain shareholder services or omnibus processing for the Fund in fee-based mutual fund programs.
Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxioninvestments.com
Regular Mail	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202
Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.
Account and Transaction Policies
Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Fund will not accept payment in cash or money orders. In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks
Direxion Funds Prospectus	16

or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.
You will receive written confirmation by mail, but we do not issue share certificates.
Anti-Money Laundering Program. The Fund's transfer agent will verify certain information from investors as part of the Fund's anti-money laundering program.
The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.
Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.
Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Fund of such trade or trades. In particular, financial intermediaries that transact in shares of the Fund through the Fundserv system must, in many cases, notify the Fund of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Fund. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.
Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund's Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services.
Order Policies. There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings. The Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.
Telephone Transactions. For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone redemption and exchange transaction privileges are automatically granted, unless you declined such privileges on your
17	Direxion Funds Prospectus

account application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions. The maximum amount that may be redeemed by telephone is $100,000.
Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Fund at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Fund's transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.
Signature Guarantees. In certain instances when you sell shares of the Fund, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:
•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 calendar days;
•	The redemption proceeds are payable or sent to any person, address or bank account other than the one listed on record with the Fund;
•	The sale is greater than $100,000; or
•	There are other unusual situations as determined by the Fund's transfer agent.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication.
Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund (as well as other Funds advised by Rafferty not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Fund can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in the Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.
Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time the Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Fund's transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Fund at (800) 851-0511.
Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Fund. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.
Redemption In-Kind. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Short-Term Trading. The Fund anticipates that a significant portion of its assets will come from professional money managers and investors who use the Fund as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.
Frequent trading increases the rate of the Fund's portfolio turnover, which increases the overall expenses of managing the Fund, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by
Direxion Funds Prospectus	18

long-term shareholders and may interfere with the efficient management of the Fund's portfolios. Although the Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares, the Fund does not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. The Fund's Board of Trustees has approved the short-term trading policy of the Fund. The costs associated with the Fund's portfolio turnover will have a negative impact on longer-term investors as noted previously in the Prospectus.
Electronic Delivery of Reports. Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.
Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.
Management of the Fund
Rafferty provides investment services to the Fund. Rafferty manages the investment of the Fund’s assets consistent with its investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of January 29, 2016, the Adviser had approximately $8.6 billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty fees at an annualized rate of 0.75% based on a percentage of the Fund’s daily net assets.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Fund is included in the Fund's Annual Report for the fiscal year ended October 31, 2015.
Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all expenses of the Fund through September 1, 2017 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Fund's Statement of Additional Information (“SAI”) provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Fund.
19	Direxion Funds Prospectus

Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.
Distributions and Taxes
Distributions. The Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.
The Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. The Fund realizes capital gains mainly from sales of its portfolio assets for a profit.
Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at the Fund’s NAV per share unless you request otherwise in writing or via telephone. The Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at the Fund’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.
Due to the pattern of purchases and redemptions of the Fund, the Fund’s total net assets may fluctuate significantly over the course of a year. Because the Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in the Fund.
Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long the Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.
The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):
Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules
*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.
QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as regulated investment companies under Subchapter M of the Internal Revenue Code, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) The Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of the Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares, is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.
If you are a non-retirement account shareholder of the Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list
Direxion Funds Prospectus	20

of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.
If you are a taxable non-corporate shareholder of the Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.
A shareholder’s basis in Covered Shares will be determined in accordance with the Fund's default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Master/Feeder Option
The Fund may in the future operate under a master/feeder structure. This means that the Fund would be a “feeder” fund that attempts to meet its investment objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Fund without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also would receive a 30-day notice prior to the implementation of any such master/feeder structure for your Fund.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
The QES Synthetic Convertible Index is the exclusive property of Quantitative Equity Strategies, LLC (“QES”). QES and the QES index names are service mark(s) of QES or its affiliates and have been licensed for use for certain purposes by the Direxion Funds. The financial securities referred to herein are not sponsored, endorsed, or promoted by QES, and QES bears no liability with respect to any such financial securities. The Prospectus contains a more detailed description of the limited relationship QES has with Direxion Funds and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any QES trade name, trademark or service mark to sponsor, endorse,
21	Direxion Funds Prospectus

market or promote this product without first contacting QES to determine whether QES’s permission is required. Under no circumstances may any person or entity claim any affiliation with QES without the prior written permission of QES.
Direxion Funds Prospectus	22

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the periods indicated. The information set forth below has been derived from the financial statements which were audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Annual and Semi- Annual Report, which are available upon request and incorporated by reference into the Fund’s SAI. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).
													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/Period	Total Return[2]	Net Assets, End of Year/Period (,000)	Total Expenses[3]	Net Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[4]
Direxion Indexed CVT Strategy Fund
Investor Class Shares
Year ended October 31, 2015	$44.5788	$0.3844	$(0.8999)	$(0.5155)	$(1.0010)	$ –	$ –	$(1.001)	$ –	$43.0623	(1.11%)	$ 11,997	1.36%	1.36%	0.85%	368%
February 5, 2014[5] to October 31, 2014	40.00	0.237	4.342	4.579	–	–	–	–	–	44.5788	11.45%	178,923	1.35%	1.27%	0.76% [6]	840%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
[3]	For periods of less than one year, these ratios are annualized.
[4]	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.
[5]	Commencement of Operations.
[6]	Net investment income (loss) ratio before expense reimbursement/recoupment for the period ended October 31, 2014 was 0.68%.
23	Direxion Funds Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 35th Floor	New York, New York 10019	(800) 851-0511
Direxion Indexed CVT Strategy Fund
More Information On The Direxion Funds
Statement of Additional Information (“SAI”):
The Fund's SAI contains more information on the Fund and its applicable investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Fund's reports provide additional information on its investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund's performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511
By Internet:	www.direxioninvestments.com
These documents and other information about the Fund can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Rafferty Capital Markets, LLC, Distributor
1010 Franklin Avenue, 3rd Floor
Garden City, New York 11530
SEC File Number: 811-08243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1301 Avenue of the Americas (6th Avenue), 35th Floor New York, New York 10019(800) 851-0511

www.direxioninvestments.com

Direxion Indexed CVT Strategy Fund (DXCBX)

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to one of those investment portfolios; the Direxion Indexed CVT Strategy Fund (the “Fund”).

This SAI, dated February 29, 2016, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus dated February 29, 2016 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: February 29, 2016

i

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 19 separate series. On April 28, 2006, the Trust changed its name to Direxion Funds. Prior to that date, the Trust was known as Potomac Funds.

This SAI relates only to the Direxion Indexed CVT Strategy Fund (the “Fund”).

Prior to June 26, 2014, the Fund pursued its investment objective under the Fund’s former name, the Direxion Indexed Synthetic Convertible Strategy Fund.

The Fund offers shares that are subject to fees under Rule 12b-1.

CLASSIFICATION OF THE FUND

The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Fund is managed to track the return of the QES Synthetic Convertible Index (the “Index”).

With the exception of limitations described in the “Investment Restrictions” section below, the Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.

This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Asset-Backed Securities

The Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security

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holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

The Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both buyer and seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly

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known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or the Fund’s Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund’s service providers have established risk management systems that seek to reduce the risks associated with

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cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund’s third party service providers (including the Fund’s transfer agent and custodian).

Equity Securities

Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

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Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC, the Fund’s investment adviser (“Rafferty” or “Adviser”), has determined under Board-approved guidelines are liquid. The Fund, however, currently does not anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more

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difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

The Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt

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securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of an issuer’s financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually

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structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. The Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Derivative Strategies

General. The Fund may use certain options (traded on an exchange, OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”

Under current CFTC regulations, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, the Fund has registered as a commodity pool, and the Adviser has registered as a commodity pool operator with the National Futures Association.

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

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In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), NYSE MKT LLC (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order

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the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

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Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a

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combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Open-End and Closed-End Investment Companies. The Fund may invest in the securities of other investment companies, including open- and closed-end funds, and in exchange-traded funds. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations.

The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that the Fund has complied with the requirements of such orders. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Products. The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Additionally, the Fund may invest in swap agreements referencing ETFs. If the Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an interest in ETF or ETN.

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Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

Payment-In-Kind Securities and Strips

The Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to its shareholders. Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements. The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to

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repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Short Sales

The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

An interest rate swap is an agreement between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). The Fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, if the Fund invests in total return commodity swaps it will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

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In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar

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instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

The Fund may invest in U.S. government securities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States. U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae®, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac®, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. Although the U.S. Treasury and other governmental entities provided significant support to Fannie Mae® and Freddie Mac®, there is no guarantee they would do so again. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

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In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

U.S. Government Sponsored Enterprises (“GSE”)

GSE securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. The Fund

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will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued Securities

The Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. The Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. The Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If the Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon Securities

The Fund may invest in zero-coupon bonds of any rating or maturity. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value (“original issue discount” or “OID”). The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings

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and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While the Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that the Fund will have very high portfolio turnover due to the active management of its portfolio.

The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments that have terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of the Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate, calculated with all securities that have terms to maturity of less than 397 days.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s after-tax performance.

For the fiscal year ended October 31, 2015, the Fund’s portfolio turnover decreased significantly from its portfolio turnover for the fiscal year ended October 31, 2014 as the result of an increase in shareholder transactions and because the Fund commenced operations on February 2, 2014 and had not yet had a full year of operations.

Risk of Tracking Error

Several factors may affect the Fund’s ability to track the performance of its applicable underlying index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by the Fund and securities not included in the underlying index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an underlying index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or

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regulatory or tax law requirements; and (7) disruptions and illiquidity in the markets for securities or derivatives held by the Fund.

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, the Fund’s short-term performance will reflect such deviation from its underlying index.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund shall not:

1.

Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.

Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.

Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.

Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures

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and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s net assets would be invested in the securities of companies whose principal business activities are in the same industry, however, the Fund, which tracks an underlying index, may concentrate its investment in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Fund for the fiscal periods shown are set forth in the table below.

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Fiscal Periods	Brokerage Fees Paid
Year Ended October 31, 2015	$ 98,578
February 5, 2014* - October 31, 2014	$ 100,888
*	Commencement of operations.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, the Fund’s distributor, or any other affiliated person of the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Fund’s President or Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The CCO shall report any disclosures made pursuant to this exception to the Board.

In addition, the Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisers, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and Rafferty, the Fund’s distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Board members who are not “interested persons” of the Fund as defined in Section  2(a)(19) of the 1940 Act (“Independent Trustees”) approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

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Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund’s investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 19 portfolios within the Trust, 146 portfolios within the Direxion Shares ETF Trust and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Insurance Trust and the Direxion Shares ETF Trust.

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The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	165	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	165	Trustee, Professionally Managed Portfolios (40 Funds).

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Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	165

Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

David L. Driscoll Age: 46	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	165	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	165	None.
(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of

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this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill has been the Managing Director of Rafferty since 1999.

Eric W. Falkeis: Mr. Falkeis has extensive experience in the financial services business. He is a certified public accountant. Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS. USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies. Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.

The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee did not meet during the Trust’s most recent fiscal year.

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The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	165	N/A
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	165	Trustee, Professionally Managed Portfolios (40 Funds).

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 42	Principal Financial Officer and Assistant Secretary	One Year; Since 2010

Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).

				N/A	N/A
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management, LLC.	N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

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(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

The following table shows the amount of equity securities owned in the Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2015.

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Indexed CVT Strategy Fund	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	Over $100,000	$0	$1-$10,000	$0	$0
(1)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 78 of the 146 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 19 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2015.

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Name of Person, Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0

Eric W. Falkeis	$0	$0	$0	$0

Independent Trustees

Gerald E. Shanley III	$1,299	$0	$0	$100,000

John A. Weisser	$1,299	$0	$0	$100,000

David L. Driscoll	$1,039	$0	$0	$80,000

Jacob C. Gaffey	$1,039	$0	$0	$80,000
(1)	For the fiscal year ended October 31, 2015, trustees’ fees and expenses in the amount of $90,000 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 1, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Direxion Indexed CVT Strategy Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Pershing LLC	NJ	31.35%	Record
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	29.33%	Record
TD Ameritrade P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	15.77%	Record

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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Rafferty Asset Management, LLC 1301 Avenue of the Americas New York, NY 10019-6024	N/A	N/A	9.70%	Record
Penelope A Bari TTEE Bari Survivor Trust 805 S McKnight Road St. Louis, MO 63124-1841	N/A	N/A	7.73%	Record
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-2010	N/A	N/A	6.12%	Record

In addition, as of February 1, 2016, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Fund.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to the Fund. Rafferty was organized as a New York limited liability company in June 1997.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and Rafferty, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act on November 26, 2013. The Advisory Agreement with respect to the Fund continued in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, the Fund will pay Rafferty 0.75% at an annual rate based on its average daily net assets.

Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses through September 1, 2017 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time by the Board.

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The table below shows the amount of advisory fees and operating services fees incurred by the Fund and the total amount of fees paid to Rafferty for the fiscal periods ended October 31.

Direxion Indexed CVT Strategy Fund	Advisory Fees Incurred	Operating Services Fees Incurred	Total Fees Paid to Advisor
Year Ended October 31, 2015	$ 533,169	$ 248,813	$ 781,982
February 5, 2014* – October 31, 2014	$ 125,641	$ 58,633	$ 184,274
*	Commencement of operations.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund’s distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Managers

Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.

In addition to the Fund, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2015:

Accounts	Total Number of Accounts	Total Assets (in Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	90	$9.73	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages no other accounts with an investment objective similar to that of the Fund.

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Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Mr. Brigandi and Mr. Ng did not own any shares of the Fund as of October 31, 2015.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June  30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to the Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets. The Administrator also is entitled to certain out-of-pocket expenses.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the

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Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custody Agreement, U.S. Bank N.A. serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest. In recognition of this revenue, the Fund has received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Fund.

Pursuant to the Operating Services Agreement described above, Rafferty pays the Fund’s expenses in exchange for an Operating Services Fee. The Fund therefore is not obligated to directly pay fund administration, fund accounting, custody or transfer agency fees.

Distributor

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended October 31, 2015, the Distributor received $9,637 as compensation from Rafferty for distribution services.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act, as amended (the “Rule”), provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Investor Class Plan of Distribution (the “Investor Class Plan”) for shares of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Fund’s principal underwriter, and Rafferty may have a direct or indirect financial interest in the Investor Class Plan or any related agreement.

Pursuant to the Investor Class Plan, the Fund may pay up to 1.00% of the shares’ average daily net assets. The Board has authorized the Fund to pay 0.25% of the Fund’s average daily net assets.

Under an agreement with the Fund, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Fund.

The Investor Class Plan was approved by the Trustees and the Independent Trustees of the Fund. In approving the Investor Class Plan, the Trustees determined that there is a reasonable likelihood that the Investor Class Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Investor Class Plan and the purpose for which such expenditures were made.

The Investor Class Plan permits payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Investor Class Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal year ended October 31, 2015.

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12b-1 Fees Incurred
$177,723

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Indexed CVT Strategy Fund	$105,125	$0	$9,650	$18,755	$32,277	$11,916

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust. The Financial Statements of the Fund for the fiscal year ended October 31, 2015 audited by EY have been included in reliance on their report given on their authority as experts in accounting and auditing.

Legal Counsel

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.

DETERMINATION OF NET ASSET VALUE

A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.

However, on days that the bond markets close all day, which currently include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fund may not calculate its NAV, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price

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as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by the Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of the Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions. Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

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REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates the Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•

Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•

The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by USBFS, as transfer agent, under its current signature guarantee program.

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The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Fund’s shareholders.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the Fund before 4:00 p.m. Eastern Time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days’ notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each share of the Fund has equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share. The Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected

39

expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”)) the Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of the Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another fund advised by Rafferty generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus.

Regulated Investment Company Status. The Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a regulated investment company (“RIC”). If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although the Fund intends to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so. The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of the Fund.

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If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%), (2) it would not be able to deduct for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends -- that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 20% for individuals -- to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

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Excise Tax. The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 20% maximum federal income tax rate on individuals’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

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Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the marked-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

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Income from Zero-Coupon and Payment-in-Kind Securities. The Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), the Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount, and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Constructive Sales. If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

*    *    *    *    *

The foregoing is only a general summary of some of the important federal income and excise tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.

Capital Loss Carryforwards. As of October 31, 2015, the Fund had capital loss carryforwards on a tax basis of:

	Short-Term	Long-Term	Total
Direxion Indexed CVT Strategy Fund	$(5,600,329)	$—	$(5,600,329)

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and as noted above, would not be distributed as such to shareholders.

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FINANCIAL STATEMENTS

The financial statements for the Fund are incorporated by reference from the Fund’s Annual Report to Shareholders dated October 31, 2015.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the address or telephone number listed below.

Write to:	Direxion Funds
1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

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Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service – National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute.
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service – Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s –Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and if payments on an obligation are jeopardized.

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

B-1

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:
•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability
2.	Responsiveness
3.	Composition
4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.  Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
(1)

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

B-1

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management

Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.  Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
(3)	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant

B-2

adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.   Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards(5).

4.  Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•	The maximum proportion of directors that shareholders may nominate each year; and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

B-3

Proxy Contests–Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.
(6)

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

B-4

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized shares during the last three years
•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause

B-5

closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation–Management Proposals (Management Say-on-Pay) Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay–MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;
¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

B-6

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group(7) Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.
2.

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay(8) compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(7)

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

(8)	ISS research reports will include realizable pay for S&P1500 companies.

B-7

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that
•	contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

B-8

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

B-9

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies. The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

B-10

DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)

Amended and Restated Declaration of Trust dated May 18, 2015 is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(c)		Instrument Defining Rights of Security Holders – None.

(d)	(i)(A)

Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

	(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement – filed herewith.

(ii)

Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)

Form of Subadvisory Agreement between Hilton Capital Management, LLC (“Hilton”) and RAM is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(e)	(i)(A)

Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM – filed herewith.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus or Profit Sharing Contracts – None.

(g)	(i)(A)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(i)(B)	First Amendment to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(h)	(i)(A)

Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

1

(i)(B)

First Amendment to the Transfer Agent Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(ii)(A)

Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(ii)(B)

First Amendment to Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(iii)(A)

Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(iii)(C)

Second Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

(iv)(B)

Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

(v)(A)

Amended and Restated Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 166 to the Trust’s Registration Statement filed with the SEC on December 23, 2015.

	(v)(B)	Amendment to Schedule A of the Operating Services Agreement - filed herewith.

(vi)

Amended and Restated Operating Services Agreement on behalf of the Direxion Hilton Tactical Income Fund is herein incorporated by reference from Post-Effective Amendment No. 166 to the Trust’s Registration Statement filed with the SEC on December 23, 2015.

(i)		Opinion and consent of counsel – filed herewith.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

	(ii)	Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(k)		Omitted Financial Statements – None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)

Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

2

	(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 – filed herewith.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

(ii)(B)

Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(iii)(A)	Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

(iii)(B)

Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

	(iv)(A)	Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

(iv)(B)

Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

	(v)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(v)(B)

Amendment to Schedule A of the Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(n)	(i)(A)

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(i)(B)

Amendment to Schedule A of the Amended and Restated Multiple Class Plan is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

	(ii)	Code of Ethics of the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust and Rafferty Asset Management, LLC – filed herewith.

	(iii)	Code of Ethics of Hilton Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

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Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)        The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)        Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

4

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)

either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Hilton Capital Management, LLC, 1010 Franklin Avenue, Garden City, New York 11530, offers investment advisory services. Information as to the officers and directors of Hilton is included in its current Form ADV filed with the SEC (Registration Number 801-60776).

Item 32. Principal Underwriter

(a)        Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Direxion Insurance Trust, Adirondack Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Clifford Capital Funds, Conestoga Funds, Ensemble Fund, Entrepreneur Shares, Epiphany Funds, FMI Funds, Greenleaf Income Fund, Jacobs-Broel Fund, Leuthold Funds, Marketocracy Funds, NWM Momentum Funds, Outfitter Fund, PIP New Generation Fund, PSP Multi Manager Fund, Ranger Funds, Reynolds Funds, Satuit Funds, Sparrow Funds, Triad Small Cap Value Funds, Valley Forge Funds, Walthausen Funds and Wireless Fund.

5

(b)        The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 171 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 171 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on February 26, 2016.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 171 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel D. O’Neill*	Chairman of the Board, Chief Executive Officer and	February 26, 2016
Daniel D. O’Neill	Chief Investment Officer

/s/ Gerald E. Shanley III*	Trustee	February 26, 2016
Gerald E. Shanley III

/s/ John Weisser*	Trustee	February 26, 2016
John Weisser

/s/ Jacob C. Gaffey*	Trustee	February 26, 2016
Jacob C. Gaffey

/s/ David L. Driscoll*	Trustee	February 26, 2016
David L. Driscoll

/s/ Eric W. Falkeis*	Trustee and Principal	February 26, 2016
Eric W. Falkeis	Executive Officer

/s/ Patrick J. Rudnick*	Principal Financial Officer	February 26, 2016
Patrick J. Rudnick	and Assistant Secretary

*By: /s/ Angela Brickl

Attorney-In Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

INDEX TO EXHIBITS

Exhibit Number	Description

(d)(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement

(e)(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement

(h)(v)(B)	Amendment to Schedule A of the Operating Services Agreement

(i)	Opinion and Consent of Counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm

(m)(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1

(p)(ii)	Code of Ethics